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                                                                    EXHIBIT 10.2

                              HYBRID FAX, INC.

                           1989 STOCK OPTION PLAN

                           I. PURPOSE OF THE PLAN

  The Hybrid Fax, Inc. 1989 Stock Option Plan (the "Plan") is intended to provide a means whereby directors, key employees, consultants and advisors of Hybrid Fax, Inc., a Delaware corporation (the "Company"), who have been or will be given responsibility for the management or administration of the business affairs of the Company, or provide business advice to the Company, may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, the Company may grant to directors, key employees, consultants and advisors ("Optionees") the option (the "Option") to purchase shares of Common Stock, par value $.01 per share (the "Stock"), of the Company, as hereinafter set forth.

                             II. ADMINISTRATION

  The Plan shall be administered by the Board of Directors of the Company or such committee of members of the Board as the Board may appoint (the "Committee"); however, if the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934 ("1934 Act"), the members of the Committee shall be "disinterested persons" within the meaning of paragraph
(d)(3) of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the 1934 Act, as such Rule or its equivalent is then in effect. Committee members may resign at any time by delivering written notice to the Board of Directors. Vacancies in the Committee, however caused, shall be filled by the Board of Directors. The Committee shall have sole authority to select the persons who are to be granted Options from among those eligible hereunder and to establish the number of shares which may be issued under each Option. The Committee is authorized to interpret the Plan and may from time-to-time adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. The Committee shall act by a majority of its members in office and the Committee may act either by vote at a telephonic or other meeting or by a memorandum or other written instrument signed by all of the members of the Committee. All decisions made by the Committee in selecting the persons to whom Options shall be granted, in establishing the number of shares which may be issued under each Option, and in construing the provisions of the Plan shall be final. In its absolute discretion, the Board of Directors may at any time and from time-to-time exercise any and all rights and duties of the Committee under the Plan.

  Members of the Committee shall not receive compensation for their services as members but all expenses and liabilities they incur in connection with the administration of the Plan
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shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the officers and Directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon all Optionees, the Company and all others personally liable for any action, determination or interpretation made with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation.

                        III. ELIGIBILITY OF OPTIONEE

  Options may be granted only to individuals who are either directors (whether or not an employee), key employees (including officers who are also key employees) of the Company or any parent or subsidiary corporation (as defined in section 425 of the Internal Revenue Code of 1986 ( the "Code") of the Company at the time the Option is granted. Options may also be granted to persons or entities which render business or professional advice, or substantial marketing or operational services, to the Company which, in the judgment of the Committee, is of a material benefit to the Company. Options may be granted to the same individual on more than one occasion. In no event shall any employee, advisor or consultant or his legal representatives, heirs, legatees, distributees or successors have any right to participate in the Plan except to such extent, if any, as the Committee shall determine.

                       IV.  SHARES SUBJECT TO THE PLAN

  The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 200,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding options at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan. The aggregate number of shares which may be issued under Options granted under the Plan shall be subject to adjustment as provided in Paragraph VIII hereof. Exercise of an Option in any manner shall result in a decrease in the number of shares of Stock which may thereafter be available for purposes of the Plan by the number of shares as to which the Option is exercised.

                            V.  OPTION AGREEMENTS

  Each Option shall be evidenced by a written agreement (an "Option Agreement") executed by the Optionee and an authorized officer of the Company, which shall contain such terms, conditions and restrictions, and may be exercisable at such times and for such periods, as may be

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approved by the Committee; provided, however, that no Option may be exercised to any extent after, and every Option shall expire no later than, the expiration of ten years and one month from the date the Option was granted. Options that are granted shall be evidenced by Option Agreements in the form approved by the Board. The terms, conditions and restrictions of separate Option Agreements need not be identical.

  The purchase price of Stock issued under each Option shall be determined by the Committee and may be greater or less than the fair market value of a share of Stock on the day of grant of the Option. For the purposes of the Plan and any Option Agreement, the determination of the fair market value of a share of Stock on a particular date shall be made in good faith by the Committee and such determination shall be binding for all purposes.

  The Committee may accelerate the exercisability of any Option in its sole discretion and also may modify an outstanding Option, including reducing the exercise price of the Option, or cancel an outstanding Option in exchange for the grant of a new Option with such terms and conditions that are in accordance with the Plan at the time of such grant.

                          VI.  EXERCISE OF OPTIONS

  During the lifetime of the Optionee, only the Optionee (or if incapacitated, his duly authorized representative) may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable pursuant to Paragraph V, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

  At any time and from time-to-time prior to the time when any exercisable Option or exercisable portion thereof expires or becomes unexercisable pursuant to Paragraph V, such exercisable Option or exercisable portion thereof may be exercised in whole or in part; provided however, that the Company shall not be required to issue fractional shares and the Committee may, in the Option Agreement, require any partial exercise to be made with respect to a specified minimum number of shares.

  An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company of all of the following prior to the time when such Option becomes unexercisable:

          (a) notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion thereof is exercised; and

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          (b)  full payment of the option price (in cash or by check, bank draft or money order payable to the Company or, with the consent of the Committee, by delivery of shares of Stock with an aggregate fair market value equal to the option price, plus cash, if necessary) for the shares of Stock with respect to which such Option or portion thereof is thereby exercised, together with payment or arrangement for payment of any federal income or other tax required to be withheld by the Company with respect to such exercise, which arrangement, with the consent of the Committee, may include the withholding of shares of Stock acquired upon such Option exercise; and

          (c) such representations and documents as the Committee reasonably deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, and any other federal, state or foreign securities laws or regulations; the Committee, in its absolute discretion, also may take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

          (d) in the event that the Option or portion thereof shall be exercised pursuant to this Paragraph VI by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

                 VII.  TRANSFERABILITY OF OPTIONS AND STOCK

  No Option or interest or right therein shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law or by judgment, levy, attachment garnishment or any other legal or equitable proceeding (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Paragraph VII shall prevent transfers by will or by the applicable laws of descent and distribution.

  The Committee, in its absolute discretion, may impose such restrictions on the transferability of the Stock purchasable upon the exercise of an Option as it deems appropriate, including without limitation the right to exercise a right of first refusal in the event of an offer to purchase the Stock from the Optionee or any transferee of the Optionee, and any such restriction shall be set forth or incorporated by reference in the respective Option Agreement and may be referred to on the certificates evidencing such Stock.

        VIII.   RECAPITALIZATION, REORGANIZATION OR CHANGE IN CONTROL

          (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board of Directors or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any

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     issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding.


          (b) The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the termination of the Plan or the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the remaining shares of Stock available under the Plan and the number of shares of Stock with respect to which any Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share under an outstanding Option shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share under an outstanding Option shall be proportionately increased.

          (c) Except as may otherwise be expressly provided in the Plan, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share.

          (d) If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change") then thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Stock as to which such Option shall then be exercisable (but remaining subject to such vesting requirements as are provided in the applicable Option Agreement), the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Optionee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable.

          (e) If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the 1934 Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Stock, (iv) the

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     Company is to be dissolved and liquidated or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), then, effective as of a date selected at the sole option of the Committee, which date shall be
     (a) in the event of a merger, consolidation, sale of assets or dissolution no later than a date determined by the Committee to be far enough in advance of the date of such event to permit each Optionee to exercise such Optionee's Options and participate therewith in such merger, consolidation, sale of assets or dissolution or (b) in the event of the occurrence of an event specified in clause (iii) or (v) above, no later than thirty days after such event, the Committee (which for purposes of the Corporate Changes described in (iii) and (v) above shall be either the Committee as constituted prior to the occurrence of such Corporate Change or, if no Committee had been appointed, the Board of Director as constituted prior to the occurrence of such Corporate change) may act in its sole discretion and election without the consent or approval of any Optionee, to effect one or more of the following alternatives or combination of alternatives with respect to all outstanding Options (which alternatives may be made conditional on the occurrence of any of the Corporate Changes specified in clause (i) through (v) above and which may vary among individual Optionees): (l) in the case of a Corporate Change specified in clauses (i), (ii) or (iv), accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (2) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for their then remaining term or (3) require the mandatory surrender to the Company of outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or not later than sixty days after such Corporate Change, specified by the Committee, and in such event the Committee shall thereupon cancel such Options and the Company shall pay to each Optionee an amount of cash equal to the excess of the fair market value of the aggregate shares subject to such Option over the aggregate option price of such shares; provided, however, the Committee shall not select an alternative (unless consented to by the Optionee) such that if an Optionee exercised his accelerated Options pursuant to alternative 1 or 2 and participated in a transaction specified in clause
     (i), (ii) or (iv) or received cash pursuant to alternative 3 which would result in the Optionee's owing any money by virtue of operation of
     Section 16(b) of the 1934 Act. If all such alternatives have such a result, the Committee shall take such action, which is hereby authorized, to put such Optionees in as close to the same position as such Optionee would have been in had alternative 1, 2 or 3 been selected but without resulting in any payment by such Optionee pursuant to Section 16(b) of the 1934 Act. Notwithstanding the foregoing, (I) with the consent of the Optionee, the Committee may in lieu of the foregoing make such provision with respect to any Corporate Change as it deems appropriate, and (II) in the event that a Corporate change described in clauses (i) or (ii) occurs, but such Corporate change does not result in any effective change in ownership, the

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     Committee shall make such adjustments in the designation and number of unpurchased shares subject to this Plan, the number of shares subject to options outstanding under this Plan, the exercise price specified in options outstanding under this plan, and such other terms and provisions of the options outstanding under this plan as it may determine to be appropriate and equitable.

          (f) Any adjustment provided for above shall be subject to any shareholder action required by applicable Delaware corporate law.

                        IX.  OPTIONEE RIGHTS LIMITED

  Nothing in this Plan or in any Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company or any subsidiary or shall interfere with or restrict in any way the rights of the Company and its subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

  The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                              XI.  TERM OF PLAN

  The Plan shall be effective upon the date specified by the Board of Directors in its adoption of the Plan. Except with respect to Options then outstanding, if not sooner terminated under the other provisions hereof, the Plan shall terminate upon and no further Options shall be granted after the expiration of three years from the date of its adoption by the Board of Directors. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any subsidiary to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business stock or assets of any corporation, firm or association.

                  X.   AMENDMENT OR TERMINATION OF THE PLAN

  The Board of Directors in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board of Directors shall have the right to alter or amend the Plan or any part thereof from time-to-time; provided, that no change in any Option theretofore granted may be made which would impair the rights of the Optionee without the consent of such Optionee; and provided, further, that the Board of Directors

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of the Committee may not make any alterations or amendment which would materially increase the benefits accruing to Optionees under the Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan, change the class of employees eligible to receive Options under the Plan or extend the term of the Plan, without the approval of the shareholders of the Company.

  Adopted effective as of May 1, 1989.

                              HYBRID FAX, INC.

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     IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY
     INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.


                                JETFAX, INC.

                      INCENTIVE STOCK OPTION AGREEMENT

  Agreement made effective the __________ day of __________, 19 __, between JetFax, Inc., a Delaware corporation (the "Company"), and ____________________ ("Optionee").

  To carry out the purposes of the JetFax, Inc. 1989 Stock Option Plan (the "Plan"), to which this Agreement is expressly subject and a copy of which is attached hereto as Exhibit A, by affording Optionee the opportunity to purchase shares of Common Stock, S-01 per share par value, of the Company ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Optionee hereby agree as follows:

1. GRANT OF OPTION. The Company hereby grants to Optionee the right and option (the "Option") to purchase all or any part of an aggregate of ______________ shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. The Option is intended to constitute an "incentive stock option" within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

  The Option, if not previously exercised, shall expire and not be exercisable after ___________________ unless earlier terminated as provided below.

2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of the Option shall be ____________ per share which has been determined to be not less than the fair market value of the Stock at the date of grant of the Option. For all purposes of this Agreement, fair market value of the Stock shall be determined in accordance with the provisions of the Plan.

3. EXERCISE OF OPTION. Subject to the earlier expiration of the Option as herein provided, the Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of the Secretary of the Company, at any time and from time-to-time (including consecutive exercises using Stock received from an immediately prior exercise to pay the exercise price) after the date of grant hereof, such exercise to be effective at the time of receipt of such written notice at the Company's principal executive office during normal business hours, but

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any exercise (or series of immediately successive exercises) of the Option must be for a minimum of 100 shares of Stock and the Option shall not be exercisable (taking into account all prior exercises) for more than a percentage of the aggregate number of shares offered by the Option determined by the number of full months from _________________ (the "Vesting Start Date") to the date of such exercise, in accordance with the following schedule:


                                           Percentage of
       Number of Full Months              Shares that May
      From Vesting Start Date              Be Purchased
----------------------------------      -------------------

      Less than 12 Months               None

        After 12 Months                 1/48th of the stock
                                        for each month
                                        employed after the
                                        Vesting Start Date

        After 48 Months                 All

        Optionee (or the person permitted to exercise the Option in the event of Optionee's death) shall be and have all of the rights and privileges of a shareholder of record of the Company with respect to shares acquired upon an exercise of the Option, effective upon such exercise. Notwithstanding anything in this Agreement to the contrary, however, the Committee may condition the effectiveness of any exercise notice on Optionee becoming a party to a shareholder agreement as provided in paragraph 8.

4. PAYMENT OF EXERCISE PRICE. The purchase price of shares as to which the Option is exercised shall be paid in full at the time of exercise (a) in cash (by a check acceptable to the Company), or (b) with the consent of the Committee, either by delivering to the Company shares of Stock having a fair market value equal to the purchase price or a combination of cash and Stock. However, no fraction of a share of Stock shall be issued by the Company upon exercise of the Option or accepted by the Company in payment of the exercise price thereof; rather, Optionee shall provide a cash payment and/or shares of Stock for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock.

5. TRANSFERABILITY. The Option evidenced hereby is not transferable separately and may not be transferred by Optionee otherwise than by will or the laws of descent and distribution. The Option may be exercised only by Optionee during Optionee's lifetime and while Optionee remains an employee of the Company, except that:

        a. If Optionee's employment with the Company terminates for cause, the Option shall immediately terminate and shall no longer be exercisable. For purposes of this Agreement, "cause"

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shall mean Optionee's willful misconduct in performance of the duties of his employment, or Optionee's final conviction of a felony or of a misdemeanor involving moral turpitude.

        b. If Optionee's employment with the Company terminates for any reason other than death or as provided in (a) above, the Option may be exercised by Optionee at any time during the period of three months following such termination (seven months if the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b)"), or by Optionee's estate (or the person who acquires the Option by bequest or inheritance or by reason of the death of Optionee) during a period of one year following Optionee's death if Optionee dies during such three-month or seven-month period, as the case may be, but in each case only as to the number of shares as to which Optionee was entitled to as of the date Optionee's employment so terminates; provided that if such termination was by reason of Optionee's total and permanent disability or his retirement at or after age 65, the Option may be exercised in full during such period without regard to the extent exercisable at his termination of employment.

        c. If Optionee dies while in the employ of the Company, Optionee's estate, or the person who acquires the Option by bequest or inheritance or by reason of the death of Optionee, may exercise the Option in full, without regard to the extent exercisable at Optionee's death, at any time during the period of one year following the date of Optionee's death.

6. WITHHOLDING OF TAX. To the extent that the exercise of the Option results in compensation income to Optionee for federal or state income tax purposes, Optionee shall pay to the Company at the time of such exercise (or such other time as the law permits if Optionee is subject to Section 16(b)) such amount of money (or with the consent of the Committee, either full shares of Stock already owned by the Optionee or full shares of Stock acquired pursuant to the exercise of the Option) as the Company may require to meet its obligation under applicable tax laws or regulations, and, if Optionee fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to Optionee any tax required to be withheld by reason of such resulting compensation income or otherwise refuse to issue or transfer any shares otherwise required to be issued pursuant to the terms hereof.

7. STATUS OF STOCK. Until the shares of Stock acquirable upon the exercise of the Option have been registered or qualified for issuance under the Securities Act of 1933, as amended (the "Act") and applicable state securities laws, the Company will not issue such shares unless the Optionee provides the Company with a written opinion of legal counsel, who shall be satisfactory to the Company, addressed to the Company and satisfactory in form and substance to the Company's counsel, to the effect that the proposed issuance of such shares to the holder of the Option may be made without registration under the Act or qualification under applicable state securities laws. If exemption from registration or qualification under the Act and applicable state securities laws is available upon an exercise of the Option, Optionee (or the person permitted to exercise of this option in the event of Optionee's death or incapacity), if requested by the Company to do so, will execute

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and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

        Unless the offering, sale and delivery of shares of Stock acquirable upon exercise of the Option have been registered or qualified and continue to be so at the date of exercise hereof under the Act and applicable state securities laws, Optionee agrees that the shares of stock which Optionee acquires by exercising the Option shall be acquired for investment without a view to distribution, within the meaning of the Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares under the Act and applicable state securities laws or an applicable exemption from the registration or qualification requirements of the Act and any applicable state securities laws. Optionee also agrees that the shares of Stock which Optionee may acquire by exercising the Option will not be sold or disposed of in any manner which would constitute a violation of any other applicable securities laws, whether federal or state.

        In addition, Optionee agrees (A) that the certificates representing the shares of Stock issued under this Agreement may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws and/or to reflect the restrictions reflected by the agreement(s) referred to herein, and (B) that the Company may give instruction to its transfer agent, if any, to stop transfer of the shares of Stock issued under this Agreement on the stock transfer records of the Company, if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law or any such agreements.

        Optionee further agrees that the Option granted herein shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state of federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase or issuance of shares hereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Board.

8. RESTRICTIONS ON STOCK. Stock acquired upon an exercise of the Option shall be subject to the terms, conditions, rights and restrictions applicable to Stock contained in any shareholder agreement relating to the Company to which Optionee and the Company are parties. For this purpose, each such shareholder agreement is incorporated herein by this reference.

9. LOCKUP AGREEMENT. Optionee agrees that for a period of 180 days commencing with the date of any effective registration statement under the Act relating to an offering of Stock wherein the aggregate net proceeds to the Company and/or selling stockholders, Optionee will not dispose of any shares of Stock received upon exercise of the Option (whether the Option is exercised during or prior to such 180-day period).

10. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee. This Agreement and all actions taken shall be governed by and construed in accordance with the laws of the State of Delaware. In the event of conflict between this Agreement and the Plan, the terms of the Plan shall control. The Committee shall have authority to construe the terms of this Agreement, and the Committee's determinations shall be final and binding on Optionee and the Company.

11. MERGER OR CONSOLIDATION. In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any such surviving corporation refuses to assume or continue such options, such options shall become immediately exercisable in full (without regard to the then applicable vesting schedule) and shall terminate, if not earlier exercised, upon the effectiveness of such event.

12. EMPLOYMENT RELATIONSHIP. For purposes of this Agreement, Optionee shall be considered to be in the employment of the Company as long as Optionee remains an employee of either the Company, a parent or subsidiary corporation (as defined in section 424 of the Code) of the Company, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new agreement for this Agreement. Any question as to whether and when there has been a termination of such employment, for purposes of this Agreement, and the cause of such termination, for purposes of this Agreement, shall be determined by the Committee, and its determination shall be final.

13. DISCLAIMER. NOTHING IN THIS OPTION AGREEMENT OR THE PLAN HEREUNDER SHALL CONFER UPON ANY OPTIONEE ANY RIGHT TO CONTINUE IN THE EMPLOY OF THE COMPANY OR ANY SUBSIDIARY OR SHALL INTERFERE WITH OR RESTRICT IN ANY WAY THE RIGHTS OF THE COMPANY AND ITS SUBSIDIARIES, WHICH ARE HEREBY EXPRESSLY RESERVED, TO DISCHARGE ANY OPTIONEE AT ANY TIME FOR ANY REASON WHATSOEVER, WITH OR WITHOUT GOOD CAUSE.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and Optionee has executed this agreement as of the day and year first above written.

                                  JETFAX, INC.

                                  By:______________________________

                                  OPTIONEE

                                  _________________________________

            STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE
            ----------------------------------------------------
       Title 10. Investment - Chapter 3. Commissioner of Corporations

  260.141.11:  Restriction on Transfer. (a) The issuer of any security upon
  ----------   -----------------------
which a restriction on transfer has been imposed pursuant to Sections 260.102.6,
260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

  (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section
260.141.12 of these rules), except:

     (1)  to the issuer;
     (2)  pursuant to the order or process of any court;
     (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;
     (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;
     (5)  to holders of securities of the same class of the same issuer;
     (6)  by way of gift or donation inter vivos or on death;
     (7) by or through a broker dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;
     (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;
     (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;
     (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;
     (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;
     (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of
Section 25143 is in effect with respect to such qualification;
     (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;
     (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or
     (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;
     (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;
     (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of
Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

          (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

     "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                               NOTICE OF EXERCISE


JetFax, Inc.                                  Date of
Attn: Corporate Secretary             Exercise: _______________
978 Hamilton Court                    (i.e., the date JetFax
Menlo Park, CA 94025                  receives this notice)

Gentlemen:

This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below:

               Stock option dated:                 ___________________________

               Number of shares as to which
               which option is exercised (A):      ___________________________

               Certificate to be issued
               in name of:                         ___________________________

               Total exercise price:               ___________________________

               Cash payment delivered herewith:    ___________________________

               Value of _________shares of
               JetFax, Inc. common stock
               delivered herewith (B):             ___________________________


By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the JetFax, Inc. 1989 Stock Option Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your tax withholding obligations, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one
(1) year after such shares of Common Stock are issued upon exercise of this option.

                                                   Very truly yours,



                                                   ___________________________
NOTES:
------
(A)  The minimum number of shares that can be exercised is 100.
(B) Payment of the purchase price in JetFax stock can only be made with the agreement of the Company's Stock Option Committee.

     IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.


                                JETFAX, INC.

                    NON-QUALIFIED STOCK OPTION AGREEMENT

          Agreement made effective the _________ day of ________, 19__, between JetFax, Inc., a Delaware corporation (the "Company"), and ("Optionee").

          To carry out the purposes of the JetFax, Inc. 1989 Stock Option Plan (the "Plan"), to which this Agreement is expressly subject and a copy of which is attached hereto as Exhibit A, by affording Optionee the opportunity to purchase shares of Common Stock, $.01 per share par value, of the Company ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Optionee hereby agree as follows:

1. GRANT OF OPTION. The Company hereby grants to Optionee the right and option (the ''Option") to purchase all or any part of an aggregate of ___________ shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. The Option is not intended to constitute an "incentive stock option within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

          The Option, if not previously exercised, shall expire and not be exercisable after _________________ unless earlier terminated as provided below.

2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of the Option shall be $_______ per share which has been determined to be not less than eighty-five percent (85%) of the fair market value of the Stock at the date of grant of the Option. For all purposes of this Agreement, fair market value of the Stock shall be determined in accordance with the provisions of the Plan.

3. EXERCISE OF OPTION. Subject to the earlier expiration of the Option as herein provided, the Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of the Secretary of the Company, at any time and from time-to-time (including consecutive exercises using Stock received from an immediately prior exercise to pay the exercise price) after the date of grant hereof, such exercise to be effective at the time of receipt of such written notice at the Company's principal executive office during normal business hours, but any exercise (or series of immediately successive exercises) of the Option must be for a minimum of 100 shares of Stock and the Option shall not be exercisable (taking into account all prior exercises) for more than a percentage of the aggregate number of shares offered by the Option determined by the number of full months from __________________ (the "Vesting Start Date") to the date of such exercise, in accordance with the following schedule:

                                               Percentage of
       Number of Full Months                  Shares that May
      From Vesting Start Date                  Be Purchased
---------------------------------           -------------------
      Less than 12 Months                   None

      After 12 Months                       1/48th of the stock
                                            for each month
                                            employed after the
                                            Vesting Start Date

      After 48 Months                       All

        Optionee (or the person permitted to exercise the Option in the event of Optionee's death) shall be and have all of the rights and privileges of a shareholder of record of the Company with respect to shares acquired upon an exercise of the Option, effective upon such exercise. Notwithstanding anything in this Agreement to the contrary, however, the Committee may condition the effectiveness of any exercise notice on Optionee becoming a party to a shareholder agreement as provided in paragraph 8.

4. PAYMENT OF EXERCISE PRICE. The purchase price of shares as to which the Option is exercised shall be paid in full at the time of exercise (a) in cash (by a check acceptable to the Company), or (b) with the consent of the Committee, either by delivering to the Company shares of Stock having a fair market value equal to the purchase price or a combination of cash and Stock. However, no fraction of a share of Stock shall be issued by the Company upon exercise of the Option or accepted by the Company in payment of the exercise price thereof; rather, Optionee shall provide a cash payment and/or shares of Stock for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock.

5. TRANSFERABILITY. The Option evidenced hereby is not transferable separately and may not be transferred by Optionee otherwise than by will or the laws of descent and distribution. The Option may be exercised only by Optionee during Optionee's lifetime and while Optionee remains an employee of the Company, except that:

        a. If Optionee's employment with the Company terminates for cause, the Option shall immediately terminate and shall no longer be exercisable. For purposes of this Agreement, "cause" shall mean Optionee's willful misconduct in performance of the duties of his employment, or Optionee's final conviction of a felony or of a misdemeanor involving moral turpitude.

        b. If Optionee's employment with the Company terminates for any reason other than death or as provided in (a) above, the Option may be exercised by Optionee at any time during the period of three months following such termination (seven months if the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b)"), or by Optionee's estate (or the person who acquires the Option by bequest or inheritance or by reason of the death of Optionee) during a period of one year following Optionee's death if Optionee dies during such three-month or seven-month period, as the case may be, but in each case only as to the number of shares as to which Optionee was entitled to as of the date Optionee's employment so terminates; provided that if such termination was by reason of Optionee's total and permanent disability or his retirement at or after age 65, the Option may be exercised in full during such period without regard to the extent exercisable at his termination of employment.

        c. If Optionee dies while in the employ of the Company, Optionee's estate, or the person who acquires the Option by bequest or inheritance or by reason of the death of Optionee, may exercise the Option in full, without regard to the extent exercisable at Optionee's death, at any time during the period of one year following the date of Optionee's death.

6. WITHHOLDING OF TAX. To the extent that the exercise of the Option results in compensation income to Optionee for federal or state income tax purposes, Optionee shall pay to the Company at the time of such exercise (or such other time as the law permits if Optionee is subject to Section 16(b)) such amount of money (or with the consent of the Committee, either full shares of Stock already owned by the Optionee or full shares of Stock acquired pursuant to the exercise of the Option) as the Company may require to meet its obligation under applicable tax laws or regulations, and, if Optionee fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to Optionee any tax required to be withheld by reason of such resulting compensation income or otherwise refuse to issue or transfer any shares otherwise required to be issued pursuant to the terms hereof.

7. STATUS OF STOCK. Until the shares of Stock acquirable upon the exercise of the Option have been registered or qualified for issuance under the Securities Act of 1933, as amended (the "Act") and applicable state securities laws, the Company will not issue such shares unless the Optionee provides the Company with a written opinion of legal counsel, who shall be satisfactory to the Company, addressed to the Company and satisfactory in form and substance to the Company's counsel, to the effect that the proposed issuance of such shares to the holder of the Option may be made without registration under the Act or qualification under applicable state securities laws. If exemption from registration or qualification under the Act and applicable state securities laws is available upon an exercise of the Option, Optionee (or the person permitted to exercise of this option in the event of Optionee's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

        Unless the offering, sale and delivery of shares of Stock acquirable upon exercise of the Option have been registered or qualified and continue to be so at the date of exercise hereof under the Act and applicable state securities laws, Optionee agrees that the shares of stock which Optionee acquires by exercising the Option shall be acquired for investment without a view to distribution, within the meaning of the Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares under the Act and applicable state securities laws or an applicable exemption from the registration or qualification requirements of the Act and any applicable state securities laws. Optionee also agrees that the shares of Stock which

Optionee may acquire by exercising the Option will not be sold or disposed of in any manner which would constitute a violation of any other applicable securities laws, whether federal or state.

        In addition, Optionee agrees (A) that the certificates representing the shares of Stock issued under this Agreement may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws and/or to reflect the restrictions reflected by the agreement(s) referred to herein, and (B) that the Company may give instruction to its transfer agent, if any, to stop transfer of the shares of Stock issued under this Agreement on the stock transfer records of the Company, if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law or any such agreements.

        Optionee further agrees that the Option granted herein shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state of federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase or issuance of shares hereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Board.

8. RESTRICTIONS ON STOCK. Stock acquired upon an exercise of the Option shall be subject to the terms, conditions, rights and restrictions applicable to Stock contained in any shareholder agreement relating to the Company to which Optionee and the Company are parties. For this purpose, each such shareholder agreement is incorporated herein by this reference.

9. LOCKUP AGREEMENT. Optionee agrees that for a period of 180 days commencing with the date of any effective registration statement under the Act relating to an offering of Stock wherein the aggregate net proceeds to the Company and/or selling stockholders, Optionee will not dispose of any shares of Stock received upon exercise of the Option (whether the Option is exercised during or prior to such 180-day period).

10. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee. This Agreement and all actions taken shall be governed by and construed in accordance with the laws of the State of Delaware. In the event of conflict between this Agreement and the Plan, the terms of the Plan shall control. The Committee shall have authority to construe the terms of this Agreement, and the Committee's determinations shall be final and binding on Optionee and the Company.

11. MERGER OR CONSOLIDATION. In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any such surviving corporation refuses to assume or continue such options, such options shall become immediately exercisable in full (without regard to the then applicable vesting schedule) and shall terminate, if not earlier exercised, upon the effectiveness of such event.

12. EMPLOYMENT RELATIONSHIP. For purposes of this Agreement, Optionee shall be considered to be in the employment of the Company as long as Optionee remains an employee of either the Company, a parent or subsidiary corporation (as defined in section 424 of the Code) of the Company, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new agreement for this Agreement. Any question as to whether and when there has been a termination of such employment, for purposes of this Agreement, and the cause of such termination, for purposes of this Agreement, shall be determined by the Committee, and its determination shall be final.

13. DISCLAIMER. NOTHING IN THIS OPTION AGREEMENT OR THE PLAN HEREUNDER SHALL CONFER UPON ANY OPTIONEE ANY RIGHT TO CONTINUE IN THE EMPLOY OF THE COMPANY OR ANY SUBSIDIARY OR SHALL INTERFERE WITH OR RESTRICT IN ANY WAY THE RIGHTS OF THE COMPANY AND ITS SUBSIDIARIES, WHICH ARE HEREBY EXPRESSLY RESERVED, TO DISCHARGE ANY OPTIONEE AT ANY TIME FOR ANY REASON WHATSOEVER, WITH OR WITHOUT GOOD CAUSE.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and Optionee has executed this agreement as of the day and year first above written.


                                  JETFAX, INC.

                                  By:___________________________________

                                  OPTIONEE


                                  ______________________________________

            STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE
            ----------------------------------------------------
       Title 10. Investment - Chapter 3. Commissioner of Corporations

  260.141.11:  Restriction on Transfer. (a) The issuer of any security upon
  ----------   -----------------------
which a restriction on transfer has been imposed pursuant to Sections 260.102.6,
260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

  (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section
260.141.12 of these rules), except:

     (1)  to the issuer;
     (2)  pursuant to the order or process of any court;
     (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;
     (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;
     (5)  to holders of securities of the same class of the same issuer;
     (6)  by way of gift or donation inter vivos or on death;
     (7) by or through a broker dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;
     (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;
     (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;
     (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;
     (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;
     (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of
Section 25143 is in effect with respect to such qualification;
     (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;
     (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or
     (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;
     (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;
     (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of
Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

          (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

   "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                               NOTICE OF EXERCISE


JetFax, Inc.                               Date of
Attn: Corporate Secretary             Exercise: _______________
978 Hamilton Court                    (i.e., the date JetFax
Menlo Park, CA 94025                  receives this notice)

Gentlemen:

This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below:

        Stock option dated:                  ________________________________

        Number of shares as to which
        which option is exercised (A):       ________________________________

        Certificate to be issued
        in name of:                          ________________________________

        Total exercise price:                ________________________________

        Cash payment delivered herewith:     ________________________________

        Value of _________shares of
        JetFax, Inc. common stock
        delivered herewith (B):              ________________________________


By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the JetFax, Inc. 1989 Stock Option Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your tax withholding obligations, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one
(1) year after such shares of Common Stock are issued upon exercise of this option.

                                             Very truly yours,


                                             --------------------------------

NOTES:
------
(A)  The minimum number of shares that can be exercised is 100.
(B) Payment of the purchase price in JetFax stock can only be made with the agreement of the Company's Stock Option Committee.